AD SYSTEMS COMMUNICATIONS, INC.

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS
AND
FINANCIAL STATEMENTS

For the Eleven Months Ended November 30, 2009
And The Years Ended December 31, 2008 and 2007

SADLER, GIBB & ASSOCIATES, L.L.C.
Registered with the Public Company
Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Ad Systems Communications, Inc.

We have audited the accompanying balance sheet of Ad Systems Communications, Inc. as of December 31, 2008, and 2007 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conduct our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ad Systems Communications, Inc. as of December 31, 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had a loss from operations of $269,186, an accumulated deficit of $638,509, and working capital deficit of $464,057, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SADLER, GIBB AND ASSOCIATES, LLC

Salt Lake City, UT
January 25, 2010

AD SYSTEMS COMMUNICATIONS, INC.
BALANCE SHEETS

ASSETS

	November 30, 2009	December 31, 2008
	(Unaudited)
CURRENT ASSETS

Cash	$39,214	$15,282
Trade accounts receivable, net	91,170	-

Total Current Assets	130,384	15,282

TOTAL ASSETS	$130,384	$15,282

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$119,054	$47,589
Advances payable-related parties	550,000	431,750

Total Current Liabilities	669,054	479,339

TOTAL LIABILITIES	669,054	479,339

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; no par value; 1,000 shares authorized; 200 shares issued and outstanding	174,452	174,452
Accumulated deficit	(713,122)	(638,509)

Total Stockholders' Equity (Deficit)	(538,670)	(464,057)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$130,384	$15,282

The accompanying notes are an integral part of these financial statements

AD SYSTEMS COMMUNICATIONS, INC.
STATEMENTS OF OPERATIONS

	For the Period January 1 to November 30,	For the Years Ended December 31,
	2009	2008	2007
	(Unaudited)

REVENUES	$431,909	$170,040	$32,481

COST OF SALES	71,279	56,336	18,110

GROSS PROFIT	360,630	113,704	14,371

OPERATING EXPENSES

General and administrative	435,243	382,890	383,694

Total Operating Expenses	435,243	382,890	383,694

LOSS FROM OPERATIONS	(74,613)	(269,186)	(369,323)

Provision for Income Taxes	-	-	-

NET LOSS	$(74,613)	$(269,186)	$(369,323)

BASIC AND DILUTED LOSS PER SHARE	$(373.07)	$(1,345.93)	$(1,846.62)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	200	200	200

The accompanying notes are an integral part of these financial statements

AD SYSTEMS COMMUNICATIONS, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Common Stock		Accumulated	Total Stockholders' Equity
	Shares	Amount	Deficit	(Deficit)

Balance, January 1, 2007	-	$-	$-	$-

Common stock issued for cash	200	174,452	-	174,452

Net loss for the year ended December 31, 2007	-	-	(369,323)	(369,323)

Balance, December 31, 2007	200	174,452	(369,323)	(194,871)

Net loss for the year ended December 31, 2008	-	-	(269,186)	(269,186)

Balance, December 31, 2008	200	174,452	(638,509)	(464,057)

Net loss for the eleven months ended November 30, 2009 (unaudited)	-	-	(74,613)	(74,613)

Balance, November 30, 2009	200	$174,452	$(713,122)	$(538,670)

The accompanying notes are an integral part of these financial statements

AD SYSTEMS COMMUNICATIONS, INC.
STATEMENTS OF CASH FLOWS

	For the Period January 1, to November 30,	For the Years Ended December 31,
	2009	2008	2007
OPERATING ACTIVITIES	(Unaudited)

Net loss	$(74,613)	$(269,186)	$(369,323)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Depreciation	-	-	-
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	(91,170)	-	-
Increase (decrease) in accounts payable	119,054	41,364	5,204

Net Cash Used in Operating Activities	(46,729)	(227,822)	(364,119)

INVESTING ACTIVITIES	-	-	-

Net Cash Used in Investing Activities	-	-	-

FINANCING ACTIVITIES

Proceeds from Related Party Advances	118,250	240,440	360,262

Net Cash Provided by Financing Activities	118,250	240,440	360,262

NET INCREASE (DECREASE) IN CASH	71,521	12,618	(3,857)

CASH AT BEGINNING OF PERIOD	15,282	2,664	6,521

CASH AT END OF PERIOD	$86,803	$15,282	$2,664

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

NON CASH FINANCING ACTIVITIES:

Related Party Advances Converted to Common Stock	$-	$-	$174,452

The accompanying notes are an integral part of these financial statements

AD SYSTEMS COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization
Ad Systems Communications, Inc. (the "Company"), originally operated as an incorporated division of Praebius Communications, Inc. (Praebius) On November 20, 2009, the Company was incorporated as Ad Systems Communications, Inc., under the laws of the State of Oregon as a domestic business corporation. The shares of the Company were transferred to a shareholder of Praebius for the assumption of approximately $725,000 of debt. Accordingly, the financial statements of the predecessor division of Praebius are presented as the historical financial statements of the Company. The assets of the Company are recorded at predecessor cost.

The Company licenses proprietary patent-pending ad insertion technology. This technology has enabled the Company to generate advertising revenue from previously unserved and underserved market of local cable television systems that deploy national cable TV networks.

Accounting Basis
The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.  The Company has elected a December 31 calendar year end.

Basic Loss per Share
The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period. The company has not yet issued any common stock.  The Company presents the total number of shares issued and outstanding for the period ending November 30, 2009 and for the years ended December 31, 2008 and 2007 is 200 shares.

Provision for Income Taxes
Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are  reduced by a  valuation  allowance  when,  in the opinion  of  management,  it is more  likely  than not  that  some portion or all of the deferred  tax assets will to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Prior to the incorporation of the Company, the Company’s income and expenses were included in the tax filings of Praebius.

AD SYSTEMS COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

  NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Provision for Income Taxes (Continued)

Deferred Tax Assets	Balance	Tax	Rate
Loss Carryforward (expires 2029)	$(15,640)	$(5,474)	35%

Stock Compensation Expense	(-0-)	(-0-)
Total Gross Deferred Tax Asset		(5,474)
Valuation Allowance		5,474
Deferred Tax Asset		$-

The valuation allowance has increased to $5,474 from $-0- as of November 30, 2009. Income tax expense differs from amounts computed by applying the statutory Federal rate to pretax income as follows:

	Years Ended September 30,
	2009	2008
Federal statutory rate	35.0%	35.0%
Effect of:
State income taxes	0.0%	0.0%
Change in valuation allowance,
Federal and State; and other	-35.0%	-35.0%
Effective tax rate	0.0%	0.0%

At November 30, 2009, the Company had net operating loss carry forwards of approximately $15,640 that may be offset against future taxable income through 2029.  No tax benefit has been reported in the November 30, 2009 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

AD SYSTEMS COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

  NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs
The Company’s policy regarding advertising is to expense advertising when incurred. No advertising expenses were incurred for the eleven month period ended November 30, 2009.  The Company incurred advertising expenses of $-0- and $379 for the years ended December 30, 2008 and 2007.

Revenue Recognition
The Company recognizes revenue when goods or services are accepted and delivered and collection is reasonable assured. The Company records advertising revenues net of commissions and fees paid. Cost of sales represent the fees paid to and earned by the cable systems or the cost of equipment sold.

Cash and Cash Equivalents
The company considers all highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Fair Value of Financial Instruments
The Company’s financial instruments as defined by SFAS No. 107, “disclosures about Fair Value of Financial Instruments,” include cash, advances to affiliates, trade accounts receivable, investment in securities available-for-sale, restricted cash, accounts payable and accrued expenses and short-term borrowing.  All instruments other than investment in securities available-for-sale are accounted for on a historical cost basis, which due to the short maturity of these financial instruments approximates fair value at November 30, 2009.

Long Lived Assets
The Company has adopted SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets.”   In complying with these standards, the company reviews its long-lived assets to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable.  The company determines impairment by comparing the undiscounted future value cash flows estimated to be generated by its assets to their respective carrying amounts whenever events or changes in circumstances indicate that an asset may not be recoverable.

Dividend Policy
The Company has not adopted a policy regarding payment of dividends.  No dividends have been paid during any of the periods shown.

AD SYSTEMS COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

  NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income
The Company has no component of other comprehensive income or loss. Accordingly, net loss equals comprehensive loss for all periods.

Recent Accounting Pronouncements
In May 2009, the FASB issued SFAS 165 (ASC 855-10) entitled “Subsequent Events”.  Companies are now required to disclose the date through which subsequent events have been evaluated by management. Public entities (as defined) must conduct the evaluation as of the date the financial statements are issued, and provide disclosure that such date was used for this evaluation. SFAS 165 (ASC 855-10) provides that financial statements are considered “issued” when they are widely distributed for general use and reliance in a form and format that complies with GAAP. SFAS 165 (ASC 855-10) is effective for interim and annual periods ending after June 15, 2009 and must be applied prospectively.

In June 2009, the FASB issued SFAS 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. (“SFAS 168” pr ASC 105-10) SFAS 168 (ASC 105-10) establishes the Codification as the sole source of authoritative accounting principles recognized by the FASB to be applied by all nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 (ASC 105-10) was prospectively effective for financial statements issued for fiscal years ending on or after September 15, 2009 and interim periods within those fiscal years. The adoption of SFAS 168 (ASC 105-10) on July 1, 2009 did not impact the Company’s results of operations or financial condition. The Codification did not change GAAP, however, it did change the way GAAP is organized and presented. As a result, these changes impact how companies reference GAAP in their financial statements and in their significant accounting policies. The Company implemented the Codification in this Report by providing references to the Codification topics alongside references to the corresponding standards.

With the exception of the pronouncements noted above, no other accounting standards or interpretations issued or recently adopted are expected to have a material impact on the Company’s financial position, operations or cash flows.

AD SYSTEMS COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable
Accounts receivable represent amounts due from advertisers for advertising services performed by the Company. The accounts receivable are net of the allowance for doubtful accounts of $-0- as of November 30, 2009.

NOTE 2 -  GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs which raises substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources.  Management's plans to obtain such resources for the Company include (1) obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses, and (2) seeking out and completing a merger with a public company.  However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 -  RELATED PARTY TRANSACTIONS

The Company issued 200 shares of its common stock upon its incorporation for the conversion of $174,452 of debt during the period ending November 30, 2009.

As of November 30, 2009, the Company owed $550,000 to related parties for funds advanced for its operations. The advances are due upon demand, unsecured and non interest bearing.

AD SYSTEMS COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2009
AND THE YEARS ENDED DECEMBER 31, 2008 AND 2007

  NOTE 4 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) Company management reviewed all material events through January 18, 2010.

Effective February 11, 2010, the Company merged with NanoAsia Acquisition Corp. (NAC) with NAC as the surviving entity. The shareholder of the Company then exchanged all of the shares of the Company for 4,000,000 shares of Nanoasia, Ltd. whereby the Company became a wholly owned subsidiary of Nanoasia, Ltd. The Company also entered into a convertible debt agreement for up to $750,000 of financing.   The Company has received $15,000 of convertible debt proceeds as of January 18, 2010.